Significant Events in the Reporting Period	9 Months Ended
Sep. 30, 2026
Significant Events in the Reporting Period [Abstract]
Significant events in the reporting period

Note 3:- Significant events in the reporting period

On March 11, 2026 the company announced that its Board of Directors has declared a cash dividend of $0.25 per share on the Company’s common stock (totaling $14,421 thousand). The cash dividend was paid on April 7, 2026 to shareholders of record at the close of business on March 23, 2026.

On August 17, 2026, the company announced that its Board of Directors has declared a cash dividend of $0.17 per share on the Company’s common stock (totaling $9,811 thousand). The cash dividend was paid on September 17, 2026, to shareholders of record at the close of business on August 27, 2026.